EMPLOYMEE AGREEMENT RENEWAL

THIS AGREEMENT (the “Agreement”) is made and entered into on July 9, 2009 by and between Lightwave Logic, Inc., a Nevada Corporation (the “Company”), located at 121 Continental Drive, Suite 110, Newark, Delaware19713; and James S. Marcelli (“Employee”).

1.

This Agreement renews and amends that certain Employee Agreement (“Employee Agreement”) dated August 1, 2008 made and entered into by the parties hereto.

2.

Pursuant to Paragraph 1.2 of Article One, the Employee Agreement is renewed for an additional 12 month term upon the expiration of the existing term.

3.

Item IV. shall be inserted into Appendix B of the Employee Agreement, which shall read as follows: “Such other compensation as the Board of Directors may agree upon.”

4.

All other provisions of the Employee Agreement remain in full force and effect, other than any provision that conflicts with the terms and spirit of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

LIGHTWAVE LOGIC, INC.:

__/s/Fred Goetz____________	By: _/s/Andrew Ashton______
(Witness signature)	Andrew Ashton, Senior
Vice President

EMPLOYEE:

_/s/Howard Simmons, III___	_/s/ James S. Marcelli ________
(Witness signature)	James S. Marcelli